Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO TCH Intermediate Income Fund

Supplement dated March 31, 2014 to the Prospectus, Summary Prospectus and Statement of Additional Information dated December 27, 2013, as supplemented February 25, 2014 and February 28, 2014

Effective March 31, 2014, Taplin, Canida & Habacht, LLC (“TCH”) is the sub-adviser to the BMO TCH Intermediate Income Fund (the “Fund”). Prior to March 31, 2014, the Fund was named the BMO Short-Intermediate Bond Fund. Shareholders of the Fund approved the sub-advisory agreement between BMO Asset Management Corp. (the “Adviser”) and TCH (the “Sub-advisory Agreement”) at a meeting of shareholders held on March 26, 2014. All references to the Adviser in the Fund’s Prospectus and Statement of Additional Information are supplemented with the information included in this supplement. All references in the Fund’s Prospectus and Statement of Additional Information to funds that are sub-advised by TCH are supplemented to include the Fund.

Information in the Prospectus under the heading “BMO TCH Intermediate Income Fund – Management of the Fund” is amended to add the following information:

Sub-Adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Under the Sub-advisory Agreement, TCH will provide investment advisory services to the Fund under the Adviser’s oversight. TCH will be responsible for making all of the investment decisions for the portfolio of the Fund, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objectives, policies and restrictions, subject to the supervision of the Adviser. The Fund’s investment objective, principal investment strategies, and risks will remain the same. William J. Canida, Scott Kimball, and Daniela Mardarovici will continue to serve as Portfolio Managers of the Fund. In return for the services provided, the Adviser will pay TCH a sub-advisory fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

The Adviser and TCH are under common control of the Bank of Montreal. TCH is located at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. As of February 28, 2014, TCH had approximately $9.3 billion in assets under management.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.